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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


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                           FORM 8-K


                        CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):January 22, 1998
                                                 ----------------

                    GEORGE MASON BANKSHARES, INC.
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    (Exact name of registrant as specified in its charter)




    Virginia             0-13833                   54-1303470
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(State or other   (Commission File Number)       (IRS Employer
jurisdiction of                                  Identification
incorporation)                                        No.)




11185 Main Street   Fairfax, Virginia                   22030
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (703) 352-1100
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                               N/A
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  (Former name or former address, if changed since last report.)
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Item 5.     Other Events.
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     On January 22, 1998, George Mason Bankshares, Inc. issued
the press release attached hereto as Exhibit 99 and incorporated by reference herein, regarding results of operations for the year ended December 31, 1997.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

     (c)    Exhibits

     99     Press Release of George Mason Bankshares, Inc. dated
            January 22, 1998.
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                        EXHIBIT INDEX

Exhibit
Number              Description
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 99           Press Release of George Mason Bankshares, Inc.
              dated January 22, 1998.

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                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GEORGE MASON BANKSHARES, INC.



Date: January 22, 1998        By: /s/ BERNARD H. CLINEBURG
                              -----------------------------------
                              Bernard H. Clineburg
                              President and Chief Executive
                               Officer